UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 22, 2009
PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                Changes in Registrant’s Certifying Accountant.

On June 22, 2009, the Audit Committee (the “Audit Committee”) of the Board of Directors of Patrick Industries, Inc. (the “Company”), selected Crowe Horwath LLP (“Crowe Horwath”) as its independent registered public accounting firm for the fiscal year ending December 31, 2009.

Also on June 22, 2009, the Audit Committee informed Ernst & Young LLP (“E&Y”) that it will be dismissed as the Company’s independent registered public accounting firm.

The decision to change independent registered accounting firms was made by the Company’s Audit Committee following the solicitation of proposals from three other registered public accounting firms. The decision of the Audit Committee was ratified by the Board of Directors.

The decision was made following a review of the proposals submitted, including the price and services to be provided. The Audit Committee also gave significant consideration to changes in the condition of the overall economic environment, the industries in which the Company operates, and in the markets it serves.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through June 22, 2009, the Company had (i) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to E&Y’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 do not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through the date of the Company’s appointment of Crowe Horwath on June 22, 2009, neither the Company nor anyone on its behalf consulted with Crowe Horwath regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has provided E&Y with a copy of this disclosure and E&Y has furnished a letter addressed to the U.S. Securities and Exchange Commission stating their agreement with the above statements. A copy of their letter is attached as Exhibit 16.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter from Ernst & Young LLP dated June 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: June 26, 2009	BY:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance
Secretary-Treasurer, and Chief Financial Officer